Exhibit 10.1

AMENDMENT NO. 1

TO

CREDIT AGREEMENT

This Amendment No. 1, dated as of October 26, 2012 (this “Amendment”) is entered into among SPIRIT AEROSYSTEMS, INC., a Delaware corporation (the “Borrower”); SPIRIT AEROSYSTEMS HOLDINGS, INC., a Delaware corporation (the “Parent Guarantor”); each of the other Guarantors party hereto; BANK OF AMERICA, N.A., as Administrative Agent, and the Lenders party hereto.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Parent Guarantor and the other Guarantors identified therein, the Lenders and Bank of America, N.A., as Administrative Agent are parties to that certain Credit Agreement dated as of April 18, 2012 (as amended, modified, extended, restated or otherwise supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested the Lenders to amend Section 2.05(b)(iii) of the Credit Agreement and the financial covenants set forth in Section 8.12 of the Credit Agreement, and the Lenders (by action of the Requisite Lenders) have agreed to such amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendment

1.1                                 Section 2.05 of the Credit Agreement is hereby amended by inserting immediately after first reference to “one year” set forth in clause (b)(iii) thereof the text “(except with respect to Net Proceeds of insurance recoveries in connection with damage to the Borrower’s Wichita facilities resulting from the tornado on April 14, 2012, in which case such Net Proceeds shall be so used within two years)” and inserting immediately after the second reference to “one year” set forth in clause (b)(iii) thereof the text “(or two years, with respect to Net Proceeds of insurance recoveries in connection with damage to the Borrower’s Wichita facilities resulting from the tornado on April 14, 2012)”.

1.2                                 Section 8.12 of the Credit Agreement is hereby amended to read as follows:

8.12                           Financial Covenants.

(a)                                  The Borrower will not permit the Senior Secured Leverage Ratio as of the last day of any Fiscal Quarter to exceed (i) with respect to the third and fourth Fiscal Quarters of  2012 and the first Fiscal Quarter of 2013, 3.25:1.0 and (ii) with respect to each Fiscal Quarter thereafter, 2.75:1.0.

(b)                                 The Borrower will not permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter to be less than (i) with respect to the third and fourth Fiscal Quarters of 2012 and the first Fiscal Quarter of 2013, 2.25:1.0, (ii) with respect to the second Fiscal Quarter of  2013, 3.00:1.0, and (iii) with respect to each Fiscal Quarter thereafter, 4.00:1.0.

(c)                                  The Borrower will not permit the Total Leverage Ratio as of the last day of any Fiscal Quarter to exceed (i) with respect to the third and fourth Fiscal Quarters of 2012 and the first Fiscal Quarter of 2013, 6.00:1.0, (ii) with respect to the second Fiscal Quarter of 2013, 4.75:1.00 and (iii) with respect to each Fiscal Quarter thereafter, 4.00:1.0.

(d)                                 If, as of the date of any Airbus Discontinuance or any 787 Discontinuance, the outstanding aggregate amount of advance payments or progress payments made by Boeing and/or Airbus in connection with the 787 Program and/or the Airbus Program that are then considered “Indebtedness” exceeds $250,000,000, the Borrower will not permit the Total Leverage Ratio to exceed the Total Leverage Ratio required at such time by Section 8.12(c) for the period in which such Airbus Discontinuance or 787 Discontinuance shall be deemed to have occurred as provided below.  For purposes of calculating the Total Leverage Ratio pursuant to this clause (d), the occurrence of an Airbus Discontinuance or the occurrence of a 787 Discontinuance shall be deemed to have occurred as of the last day of the most recent four Fiscal Quarter period preceding the date of such Airbus Discontinuance and/or such 787 Discontinuance for which the Borrower was required to deliver financial statements pursuant to Section 7.01(a) or (b).

Section 2.  Conditions Precedent to the Effectiveness of this Amendment.

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (the “Amendment No. 1 Effective Date”) by the Administrative Agent:

2.1                                 Executed Counterparts.  The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Guarantors, the Administrative Agent and the Requisite Lenders;

2.2                                 No Default or Event of Default.  After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; and

2.3                                 Fees and Expenses. The Borrower shall have delivered, by wire transfer of immediately available funds, to the Administrative Agent, for the account of each Lender that consents to this Amendment, an amendment fee in an amount equal to five basis points (0.05%) of the sum of the Revolving Commitment of such Lender plus the aggregate outstanding principal amount of the Term B Loan of such Lender, which fee shall be earned and payable on the Amendment No. 1 Effective Date.

Section 3.  Representations and Warranties

On and as of the Amendment No. 1 Effective Date, after giving effect to this Amendment, the Loan Parties hereby represent and warrant to the Administrative Agent and each Lender as follows:

3.1                                 this Amendment has been duly authorized, executed and delivered by each Loan Party and, assuming the due execution and delivery of this Amendment by each of the other parties hereto, constitutes the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally;

3.2                                 each of the representations and warranties contained in Article VI of the Credit Agreement and in each other Loan Document is true and correct in all material respects (except that any

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representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) with the same effect as if then made (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date);

3.3                                 no Default or Event of Default has occurred and is continuing; and

3.4                                 after giving effect to this Amendment, neither the modification of the Credit Agreement affected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment (a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

Section 4.  Fees and Expenses

The Borrower agrees to pay promptly (and in any event on the Amendment No. 1 Effective Date) after presentation of an invoice therefor all reasonable and documented out-of-pocket fees and expenses of the Joint Lead Arrangers (including the reasonable and documented fees and out-of-pocket expenses of Moore & Van Allen, PLLC) in connection with the preparation, negotiation, execution and delivery of this Amendment.

Section 5. Reference to the Effect on the Loan Documents

5.1                                 As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof’ and words of like import), shall mean and be a reference to the Credit Agreement, as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 1 Effective Date;

5.2                                 Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed;

5.3                                 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower, Lead Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein; and

5.4                                 This Amendment is a Loan Document.

Section 6. Execution in Counterparts

This Amendment may be executed by the parties hereto in several counterparts (including by facsimile or other electronic imaging means (e.g., “.pdf” or “.tif”), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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Section 7. Governing Law

THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8. Headings

The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

Section 9. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 10. Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 11. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 12. Cross-References

References in this Amendment to any Section are, unless otherwise specified or otherwise required by the context, to such Section of this Amendment.

Section 13. Affirmations

13.1                           Each Loan Party signatory hereto hereby (a) ratifies and affirms its obligations under the Loan Documents (including guarantees and security agreements) executed by the undersigned and (b) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect, in each case, as modified by this Amendment.

13.2                           Each Loan Party signatory hereto hereby reaffirms, as of the Amendment No. 1 Effective Date, (a) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated thereby, and (b) its guarantee of payment of the Obligations pursuant to the Guaranty and the Lien on the Collateral securing payment of the Obligations pursuant to the Security Documents.

13.3                           Each Loan Party signatory hereto hereby certifies that, as of the date hereof (both before and after giving effect to the occurrence of the Amendment No. 1 Effective Date), the representations and

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warranties made by it contained in the Loan Documents to which it is a party are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) with the same effect as if then made (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date).

13.4                           Each Loan Party signatory hereto hereby acknowledges and agrees that the acceptance by the Administrative Agent and each Lender shall not be construed in any manner to establish any course of dealing on the Administrative Agent’s or Lender’s part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

13.5                           Each Loan Party signatory hereto hereby represents and warrants that, immediately after giving effect to this Amendment, each Loan Document, in each case as modified by this Amendment (where applicable), to which it is a party, assuming the due execution and delivery of such Loan Document as modified (where applicable) by each of the other parties thereto, continues to be a legal, valid and binding obligation of the undersigned, enforceable against such party in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

SPIRIT AEROSYSTEMS, INC.

By:	/s/ Mark J. Suchinski
Name:	Mark J. Suchinski
Title:	Vice President, Treasurer & Financial Planning

SPIRIT AEROSYSTEMS HOLDINGS, INC.

By:	/s/ Mark J. Suchinski
Name:	Mark J. Suchinski
Title:	Vice President, Treasurer & Financial Planning

SPIRIT AEROSYSTEMS INTERNATIONAL HOLDINGS, INC.

By:	/s/ Joseph T. Boyle
Name:	Joseph T. Boyle
Title:	Secretary

SPIRIT AEROSYSTEMS FINANCE, INC.

By:	/s/ Joseph T. Boyle
Name:	Joseph T. Boyle
Title:	Assistant Secretary

SPIRIT AEROSYSTEMS INVESTCO, LLC

By:	/s/ Joseph T. Boyle
Name:	Joseph T. Boyle
Title:	Assistant Secretary

SPIRIT AEROSYSTEMS NORTH CAROLINA, INC.

By:	/s/ Joseph T. Boyle
Name:	Joseph T. Boyle
Title:	Assistant Secretary

SPIRIT AEROSYSTEMS OPERATIONS INTERNATIONAL, INC.

By:	/s/ Joseph T. Boyle
Name:	Joseph T. Boyle
Title:	Assistant Secretary

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1

SPIRIT DEFENSE, INC.

By:	/s/ Joseph T. Boyle
Name:	Joseph T. Boyle
Title:	Assistant Secretary

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1

Bank of America, N.A., As Administrative Agent and Collateral Agent

By:	/s/ Kenneth J. Beck
Name: Kenneth J. Beck
Title: Director

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1

BANK OF AMERICA

By:	/s/ Kenneth J. Beck
Name: Kenneth J. Beck
Title: Director

THE BANK OF NEW YORK MELLON

By:	/s/ Donald G. Cassidy, Jr.
Name: Donald G. Cassidy, Jr.
Title: Managing Director

THE BANK OF NOVA SCOTIA

By:	/s/ David Mahmood
Name: DAVID MAHMOOD
Title: MANAGING DIRECTOR

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Thomas Danielson
Name: Thomas Danielson
Title: Authorized Signatory

BRANCH BANKING & TRUST COMPANY

By:	/s/ Bradley B. Sands
Name: Bradley B. Sands
Title: Assistant Vice President

CITIBANK, N.A.

By:	/s/ Brian Reed
Name: Brian Reed
Title: Managing Director

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1

COMERICA BANK

By:	/s/ Mark J Leveille
Name: Mark J Leveille
Title: Vice President

COMPASS BANK, as a Lender

By:	/s/ Susana Campuzano
Name: Susana Campuzano
Title: Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Alain Daoust
Name: Alain Daoust
Title: Director

By:	/s/ Rahul Parmar
Name: Rahul Parmar
Title: Associate

SCOTIABANC INC.

By:	/s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

FIFTH THIRD BANK

By:	/s/ Robert M. Sander
Name: Robert M. Sander
Title: Vice President

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1

INTRUST BANK, N.A.

By:	/s/ Roger G. Eastwood
Name: Roger G. Eastwood
Title: Division Director-Commercial Banking

MORGAN STANLEY BANK, N.A.

By:	/s/ Penny Tsekouras
Name: Penny Tsekouras
Title: Authorized Signatory

THE NORTHERN TRUST COMPANY

By:	/s/ James Shanel
Name: James Shanel
Title: Vice President

ROYAL BANK OF CANADA

By:	/s/ Richard Smith
Name: Richard Smith
Title: Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ L. Peter Yetman
Name: L. Peter Yetman
Title: Director

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Peter I. Bystol
Name: Peter I. Bystol
Title: Senior Vice President

WELLS FARGO BANK, N.A.

By:	/s/ Matthew Olson
Name: Matthew Olson
Title: Vice President

MIZUHO CORPORATE BANK, LTD.

By:	/s/ James R. Fayen
Name: James R. Fayen
Title: Deputy General Manager

COMMUNITY INSURANCE COMPANY

COMMUNITY INSURANCE COMPANY

BY:	ARES WLP MANAGEMENT, L.P., ITS
INVESTMENT MANAGER

BY:	ARES WLP MANAGEMENT GP, LLC, ITS
GENERAL PARTNER

By:	/s/ John Eanes
Name: John Eanes
Title: Vice President

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1

Octagon Loan Trust 2010
By:	Octagon Credit Investors, LLC, as
Investment Manager on behalf of The Bank of
New York Trust Company (Cayman) Limited, as
Trustee of Octagon Loan Trust 2010

Octagon Delaware Trust 2011
By:	Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Donald C. Young
Name: Donald C. Young
Title: Senior Portfolio Manager

Community Insurance Company

By:	Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

Qantas Superannuation Plan

By:	Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

Race Point IV CLO, Ltd.

By:	Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

Race Point V CLO, Limited

By:	Sankaty Advisors, LLC Its Asset Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1

Race Point VI CLO, Ltd
By: Sankaty Advisors LLC, as Asset Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

Sankaty High Income Partnership, L.P.

By:	Sankaty Advisors, LLC as Investment Advisor

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

Sankaty Senior Loan Fund, L.P.

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

WellPoint, Inc.

By:	Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

GE CAPITAL BANK (FORMERLY KNOWN AS GE CAPITAL FINANCIAL INC)

By:	/s/ Dennis P. Leonard
Name: Dennis P. Leonard
Title: Duly Authorized Signatory

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1

TRS HY FNDS LLC
By:	Deutsche Bank AG Cayman Islands Branch, its sole member

By:	DB Services New Jersey, Inc.

By:	/s/ Christine LaMonaca
Name: Christine LaMonaca
Title: Assistant Vice President

By:	/s/ Angeline Quintana
Name: Angeline Quintana
Title: Assistant Vice President

REMUDA CAPITAL MANAGEMENT, LTD.

By:	/s/ William J. Morgan
Name: William J. Morgan
Title: Managing Director

PRESIDENTIAL LIFE INSURANCE COMPANY

By:	/s/ William J. Morgan
Name: William J. Morgan
Title: Managing Director

JPMORGAN STRATEGIC INCOME OPPORTUNITIES FUND-DISTRESSED

By:	/s/ William J. Morgan
Name: William J. Morgan
Title: Managing Director

ADVANCED SERIES TRUST-AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO

By:	/s/ William J. Morgan
Name: William J. Morgan
Title: Managing Director

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1

Eaton Vance CDO VIII, Ltd.
By: Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

INNOVATION TRUST 2009
By:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Greywolf CLO I, Ltd

By:	Greywolf Capital Management LP, its Investment Manager

By:	/s/ Robert Miller
Name: Robert Miller
Title: Authorized Signatory

Pioneer Short Term Income Fund
Pioneer Multi-Asset Ultrashort Income Fund
Pioneer Floating Rate Fund
Pioneer Bond Fund

By:	Pioneer Investment Management, Inc.
As adviser to each Lender above

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1

Pioneer Institutional Core Plus Portfolio
Pioneer Core Plus Fixed Income Trust

By:	Pioneer Institutional Asset Management, Inc.
As adviser to each Lender above

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

CALIFORNIA FIRST NATIONAL BANK

By:	/s/ D.N. Lee
Name: D.N. Lee
Title: S.V.P.

Kingsland II, Ltd.

By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Scott Lotter
Name: Scott Lotter
Title: Authorized Signatory

Kingsland III, Ltd.

By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Scott Lotter
Name: Scott Lotter
Title: Authorized Signatory

Kingsland IV Ltd.

By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Scott Lotter
Name: Scott Lotter
Title: Authorized Signatory

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1

Kingsland V Ltd.
By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Scott Lotter
Name: Scott Lotter
Title: Authorized Signatory

Cent CDO 12 Limited
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

Cent CDO 14 Limited

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

Cent CDO 15 Limited

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

Cent CDO XI Limited

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1

Centurion CDO 9 Limited
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

RiverSource Life Insurance Company

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Authorized Signatory

MARLBOROUGH STREET CLO, LTD.,
By its Collateral Manager, Massachusetts Financial Services Company

By:	/s/ David J. Coley
As authorized representative and not individually

ARES LOAN TRUST 2011

ARES LOAN TRUST 2011

BY: ARES MANAGEMENT LLC, ITS INVESTMENT MANAGER

By:	/s/ John Eanes
Name: John Eanes
Title: Vice President

ARES IIIR/IVR CLO LTD.

ARES IIIR/IVR CLO LTD.

BY: ARES CLO MANAGEMENT IIIR/IVR, L.P., ITS ASSET MANAGER

BY: ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name: John Eanes
Title: Vice President

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1

ARES XXIII CLO LTD.
ARES XXIII CLO LTD.

BY: ARES CLO MANAGEMENT XXIII, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XXIII, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name: John Eanes
Title: Vice President

ARES SENIOR LOAN TRUST

ARES SENIOR LOAN TRUST

BY: ARES SENIOR LOAN TRUST MANAGEMENT, L.P., ITS INVESTMENT MANAGER

BY: ARES SENIOR LOAN TRUST MANAGEMENT, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name: John Eanes
Title: Vice President

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

BY: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS MANAGER

BY: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, AS GENERAL PARTNER

By:	/s/ John Eanes
Name: John Eanes
Title: Vice President

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1

ARES ENHANCED CREDIT OPPORTUNITIES FUND II, LTD.

ARES ENHANCED CREDIT OPPORTUNITIES FUND II, LTD.

BY: ARES ENHANCED CREDIT OPPORTUNITIES INVESTMENT MANAGEMENT II, LLC, ITS MANAGER

By:	/s/ John Eanes
Name: John Eanes
Title: Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

BY: ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER

BY: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name: John Eanes
Title: Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD.

ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD.

BY: ARES ENHANCED LOAN MANAGEMENT III, L.P., ITS PORTFOLIO MANAGER

BY: ARES ENHANCED LOAN III GP, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name: John Eanes
Title: Vice President

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1

FUTURE FUND BOARD OF GUARDIANS

FUTURE FUND BOARD OF GUARDIANS

BY: ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ELIS IV SUB ACCOUNT)

BY: ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV GP, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name: John Eanes
Title: Vice President

WELLPOINT, INC.

WELLPOINT, INC.

BY: ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER

BY: ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name: John Eanes
Title: Vice President

LCM V, Ltd.
By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

LCM VI, Ltd.
By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1

LCM XI Limited Partnership
By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

ACA CLO 2007-1 LTD

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

APIDOS CDO V

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

APIDOS CINCO CDO

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

APIDOS CLO VIII

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1

SAN GABRIEL CLO I LTD
By:	Its Collateral Manager CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

SHASTA CLO I LTD

By:	Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

GSO LOAN TRUST 2010
By:	GSO Capital Advisors LLC, As its Investment Advisor

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Sunsuper Pooled Superannuation Trust

By:	GSO Capital Partners LP, its Investment Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

UNITED HEALTHCARE INSURANCE COMPANY

By:	GSO Capital Advisors LLC as Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND

By:	/s/ Adrien Deberghes
Name: Adrien Deberghes
Title: Deputy Treasurer

HARBOURVIEW CLO 2006-1

By:	/s/ Kevin Urlik
Name: Kevin Urlik
Title: Manager, Brown Brothers Harriman & Co.
acting as agent for OppenheimerFunds, Inc.

BANK OF AMERICA, N.A.

By:	/s/ Meredith R. Smith
	Name:	Meredith R. Smith
	Title:	Vice President

SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH

By:	/s/ Albert C. Tew II
	Name:	ALBERT C. TEW II
	Title:	VICE PRESIDENT

KATONAH X CLO LTD.

By:	/s/ Daniel Gilligan
	Name:	DANIEL GILLIGAN
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1

KATONAH 2007-I CLO LTD.

By:	/s/ Daniel Gilligan
	Name:	DANIEL GILLIGAN
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

ECP CLO 2012-3, LTD

By: Silvermine Capital Management

By:	/s/ Jonathan Marks
	Name:	Jonathan Marks
	Title:	Principal

ECP CLO 2012-4, LTD

By: Silvermine Capital Management

By:	/s/ Jonathan Marks
	Name:	Jonathan Marks
	Title:	Principal

MALIBU CBNA LOAN FUNDING LLC

By:	/s/ Adam Kaiser
	Name:	Adam Kaiser
	Title:	ATTORNEY-IN-FACT

Medical Liability Mutual Insurance Company

By: Invesco Advisers, Inc. as Investment Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1

ARMED FORCES BANK, N.A.

By:	/s/ Phillip McElhaney
	Name:	Phillip McElhaney
	Title:	Senior Vice President

Cedar Funding Ltd.

By: AEGON USA Investment Management, LLC

By:	/s/ Lisa Baltagi
	Name:	Lisa Baltagi
	Title:	Director

Falcon Senior Loan Fund Ltd.

By: Apollo Fund Management LLC
As Its Investment Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Authorized Signatory

Stone Tower Loan Trust 2010

By: Apollo Fund Management LLC,
As its Investment Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Portfolio Administrator

Stone Tower Loan Trust 2011

By: Apollo Fund Management LLC, As its Investment Advisor

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Portfolio Administrator

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1

Renaissance Trust 2009
By: Highbridge Principal Strategies LLC,
its Sub-Investment Manager

By:	/s/ Jamie Donsky
	Name:	JAMIE DONSKY
	Title:	VICE PRESIDENT

Halcyon Structured Asset Management Long
Secured/Short Unsecured 2007-3 Ltd.

By:	/s/ James W. Sykes
	Name:	James W. Sykes
	Title:	Managing Principal

AMBITION TRUST 2009
AMBITION TRUST 2011
By Babson Capital Management LLC as Investment Manager

By:	/s/ Geoffrey Takacs
	Name:	GEOFFREY TAKACS
	Title:	Director

C.M. LIFE INSURANCE COMPANY
MASSACHUSETTS MUTUAL LIFE INSURANCE
COMPANY
By Babson Capital Management LLC as Investment Adviser

By:	/s/ Geoffrey Takacs
	Name:	GEOFFREY TAKACS
	Title:	Director

BABSON CLO LTD. 2011-I
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Geoffrey Takacs
	Name:	GEOFFREY TAKACS
	Title:	Director

SPIRIT AEROSYSTEMS, INC.

AMENDMENT NO. 1